Exhibit 10.13

LOAN AGREEMENT

This Loan Agreement (“Agreement”) is made and entered into as of February 23, 2023, by and between:

Lender(s): Tom Ruegg

Address:

Borrower: OFF THE HOOK YACHT SALES NC LLC

Address: 1701 Jel Wade Drive, Wilmington, NC 28409

1. Loan Amount

The Lender agrees to loan the Borrower the principal sum of Five Hundred Thousand Dollars ($500,000) (the “Loan”).

2. Interest Rate and Payments

The Loan shall bear interest at a fixed annual rate of 7.0%, calculated on a 365-day year. Interest shall be paid monthly, in arrears, on the first day of each month, beginning March 1, 2023.

Monthly interest payment: $2,916.67 (Calculated as $500,000 × 0.07 ÷ 12)

3. Term and Repayment of Principal

The term of the Loan is twenty-four (48) months, with a maturity date of February 23, 2027. This is an interest-only loan, and the Borrower shall:

- Make monthly interest payments of $2,916.67; and

- Pay the full outstanding principal balance of $500,000 in one lump sum on or before the maturity date.

4. Prepayment

The Borrower may prepay all or any portion of the Loan at any time without premium or penalty. Prepayments shall first be applied to any unpaid interest, then to principal.

5. Use of Funds

The Borrower agrees to use the Loan proceeds for lawful business purposes, including but not limited to general working capital.

6. Default and Remedies

If the Borrower fails to make any scheduled payment within 10 days of its due date, or otherwise materially breaches this Agreement, the Lender may declare the full amount of principal and accrued interest immediately due and payable. Upon default, interest shall continue to accrue at the rate set forth in this Agreement until repayment is made in full.

7. Governing Law

This Agreement shall be governed by and interpreted under the laws of the State of North Carolina, without regard to its conflict of law principles.

8. Entire Agreement

This Agreement constitutes the entire understanding between the parties and supersedes all prior or contemporaneous communications, whether oral or written.

9. Amendments

This Agreement may only be amended in writing, signed by both parties.

10. Signatures

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

LENDER:

Name:	Tom Ruegg

Signature:	/s/ Tom Ruegg

Date:	2/23/2023

BORROWER:

OFF THE HOOK YACHT SALES NC LLC

By:	Jason Ruegg

Title:	President

Signature:	/s/ Jason Ruegg

Date:	2/23/2023